Exhibit 10.2

AMENDMENT NO. 1 (CORRECTIVE AMENDMENT)

TO CREDIT AGREEMENT

This AMENDMENT NO. 1 (CORRECTIVE AMENDMENT) TO CREDIT AGREEMENT (this “Agreement”), dated as of November 8, 2021, is made by and between Red Planet Borrower, LLC (the “Borrower”) and Morgan Stanley Senior Funding, Inc., as Administrative Agent under the Existing Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) Red Planet Borrower LLC, as the Borrower, Red Planet Intermediate, LLC (“Initial Holdings”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are party to that certain Credit Agreement, dated as of September 30, 2021 (the “Existing Credit Agreement”);

(2) Pursuant to Section 10.01 thereof, the Existing Credit Agreement may be amended solely with the consent of the Administrative Agent and the Borrower, without the need to obtain the consent of any Lender, if such amendment is delivered to correct or cure ambiguities, errors, omissions or defects so long as the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof; and

(3) The Borrower has notified the Administrative Agent that Section 6.01(b) contains an ambiguity, error, mistake, omission or defect.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

section 2. Amendment of the Existing Credit Agreement; Other Agreements. Effective on and as of the Amendment Effective Date and subject to satisfaction of the conditions precedent set forth in Section 4 of this Agreement, Section 6.01(b) of the Existing Credit Agreement shall be amended (the Existing Credit Agreement, as so amended, and as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Amended Credit Agreement”) by:

(i) replacing the first parenthetical in its entirety with the following:

“(or, if such financial statements are not required to be filed with the SEC, within 60 days (or 75 days in the case of the fiscal quarters ending on or about September 30, 2021, March 31, 2022 and June 30, 2022))”; and

(ii) replacing each of the second and third parentheticals in their entirety with the following:

“(other than in respect of the unaudited financial statements for the fiscal quarters ending on or about September 30, 2021, March 31, 2022 and June 30, 2022)”.

section 3. Conditions to Effectiveness of Amendments. The amendments set forth in Section 2 of this Agreement shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions are satisfied or waived:

(a) the Administrative Agent (or its counsel) shall have received a signed counterpart of this Agreement from each of the Borrower and the Administrative Agent;

(b) all fees and expenses (including the reasonable fees and expenses of counsel to the Administrative Agent) required to be paid, and all expenses for which invoices have been presented, on or before the Amendment Effective Date, have been paid in full; and

(c) there shall be no objection in writing to the amendments set forth in Section 2 of this Agreement by the Required Lenders within five Business Days following receipt of notice thereof.

section 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “Credit and Guaranty Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement.

(b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

section 5. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement, the other Loan Documents and any transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

section 6. Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except as set forth in Section 10.01 of the Amended Credit Agreement. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

section 7. Governing Law; Venue, Jury Trial, Etc.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) Each party hereto irrevocably and unconditionally: (i) submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any representative may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or its respective properties in the courts of any jurisdiction; (ii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in clause (i) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address set forth in Schedule 11.02 of the Amended Credit Agreement and (d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8(b) any special, exemplary, punitive or consequential damages.

(c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8(c) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

section 8. No Novation. From and after the Amendment Effective Date, this Agreement shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents. The parties hereto expressly acknowledge that this Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release any Lien or priority of or under any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

section 9. Confirmation of Guaranties and Security Interests. By signing this Agreement, the Borrower hereby confirms that (i) the obligations of the Loan Parties under the Existing Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the First Lien Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. The Borrower ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by the Loan Parties pursuant to each Loan Document to which any such Loan Party is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

section 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Amended Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RED PLANET BORROWER, LLC, as the Borrower

By:	/s/ Mark Ellis
Name: Mark Ellis
Title: President and Secretary

Agreed to and accepted:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Authorized Signatory